Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

TELE NORTE LESTE PARTICIPAÇÕES S.A.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Tele Norte Leste Participações S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 24, 2004		/S/ RONALDO IABRUDI DOS SANTOS PEREIRA
	Name:	Ronaldo Iabrudi dos Santos Pereira
	Title :	President and Chief Executive Officer

Dated: June 24, 2004		/S/ MARCOS GRODETZKY
	Name:	Marcos Grodetzky
	Title :	Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.